UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

March 1, 2023 (February 23, 2023)

Date of report (date of earliest event reported)

EKIMAS Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	Commission File No. 001-11737	04-3186647
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3651 Lindell Road, Suite D565, Las Vegas, NV, 89103
(Address of Principal Executive Offices)

(424) 256-8560
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K (“Report”) contains forward-looking statements in the sections captioned “Description of Business,” “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Plan of Operations” and elsewhere. Any and all statements contained in this Report that are not statements of historical fact may be deemed forward-looking statements. Terms such as “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro-forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future,” and terms of similar import (including the negative of any of these terms) may identify forward-looking statements. However, not all forward-looking statements may contain one or more of these identifying terms. Forward-looking statements in this Report may include, without limitation, statements regarding the plans and objectives of management for future operations, projections of income or loss, earnings or loss per share, capital expenditures, dividends, capital structure or other financial items, our future financial performance, including any such statement contained in a discussion and analysis of financial condition by management or in the results of operations included pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”), and the assumptions underlying or relating to any such statement.

The forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon our current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which we have no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties. Factors that may influence or contribute to the accuracy of the forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation:

●	Market acceptance of our products and services;

●	Competition from existing products or new products that may emerge;

●	The implementation of our business model and strategic plans for our business and our products;

●	Estimates of our future revenue, expenses, capital requirements and our need for financing;

●	Our financial performance;

●	Current and future government regulations;

●	Developments relating to our competitors; and

●	Other risks and uncertainties, including those listed under the section titled “Risk Factors.”

Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them and to the risk factors. We disclaim any obligation to update the forward-looking statements contained in this Report to reflect any new information or future events or circumstances or otherwise, except as required by law. Readers should read this Report in conjunction with the discussion under the caption “Risk Factors,” our financial statements and the related notes thereto in this Report, and other documents which we may file from time to time with the SEC.

EXPLANATORY NOTE

On February 23, 2023 (the “Closing Date”), EKIMAS Corporation and Nordicus Partners A/S, a Danish stock corporation (“Nordicus”), consummated the transactions contemplated by that certain Contribution Agreement (the “Contribution Agreement”) made and entered into as of February 23, 2023 by and among EKIMAS Corporation, the Sellers (as defined below) and Nordicus.

Pursuant to the Contribution Agreement the Sellers contributed, transferred, assigned and conveyed to the Company all right, title and interest in and to one hundred percent (100%) of the issued and outstanding capital stock of Nordicus for an aggregate of 2,500,000 shares of EKIMAS Corporation’s common stock, par value $0.001 per share (the “Purchaser Common Stock”), (such transaction, the “Business Combination”). As a result of the Business Combination, Nordicus became a 100% wholly owned subsidiary of EKIMAS Corporation.

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As used in this Report, unless otherwise stated or the context clearly indicates otherwise, the terms “Registrant,” “Company,” “we,” “us” and “our” refer to EKIMAS Corporation and its subsidiaries on a consolidated basis, after giving effect to the Business Combination.

This Report contains summaries of the material terms of various agreements executed in connection with the Business Combination described herein. The summaries of these agreements are subject to, and are qualified in their entirety by reference to, these agreements, which are filed as exhibits hereto and incorporated herein by reference.

Prior to the Business Combination, EKIMAS Corporation was a “shell company,” as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (“Exchange Act”). As a result of the Business Combination, we have ceased to be a “shell company.” The information contained in this Report constitutes the information necessary to satisfy the conditions contained in Rule 144(i)(2) under the Securities Act of 1933, as amended (“Securities Act”).

Item 1.01.	Entry into a Material Definitive Agreement

The information contained in Item 2.01 below relating to the various agreements described therein is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets

THE CONTRIBUTION AGREEMENT AND RELATED TRANSACTIONS

This section describes the material provisions of the Contribution Agreement but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of the Contribution Agreement, a copy of which is attached hereto as Exhibit 2.1. Unless otherwise defined herein, the capitalized terms used below are defined in the Contribution Agreement.

The Contribution Agreement

On the Closing Date, the Company consummated the transactions contemplated by the Contribution Agreement by and among EKIMAS Corporation, Nordicus, GK Partners ApS (“GK Partners”), Henrik Rouf and Life Science Power House ApS (“LSPH”). GK Partners, Rouf and LSPH are collectively referred to herein as the “Sellers”, and each individually as a “Seller”).

Pursuant to the Contribution Agreement the Sellers contributed, transferred, assigned and conveyed to the Company all right, title and interest in and to all of the issued and outstanding shares of capital stock of Nordicus for an aggregate of 2,500,000 shares of Purchaser Common Stock. As a result of the Business Combination, Nordicus became a 100% wholly owned subsidiary of the Company.

The Purchaser Common Stock being issued to the Sellers in connection with the Business Combination has not been registered under the Securities Act, in reliance upon the exemption from registration provided by Section 4(a)(2), which exempts transactions by an issuer not involving any public offering, and Regulation D and/or Regulation S promulgated by the SEC under that section. These shares may not be offered or sold in the United States absent registration or an applicable exemption from registration.

The foregoing description of the Contribution Agreement does not purport to be complete. For further information, please refer to the copy of the Contribution Agreement that is filed as Exhibit 2.1 to this Report. There are representations and warranties contained in the Contribution Agreement that were made by the parties to each other as of the date of execution. The assertions embodied in these representations and warranties were made solely for purposes of the Contribution Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating their terms. Moreover, some representations and warranties may not be accurate or complete as of any specified date because they are subject to a contractual standard of materiality that is different from certain standards generally applicable to shareholders or were used for the purpose of allocating risk between the parties rather than establishing matters as facts. For these reasons, investors should not rely on the representations and warranties in the Contribution Agreement as statements of factual information.

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DESCRIPTION OF BUSINESS

Our Corporate History

We were founded in 1993 as a subsidiary of PolyMedica Corporation (“PolyMedica”). In June 1996, PolyMedica distributed all of the shares of CardioTech International, Inc.’s common stock, par value $0.01 per share, which PolyMedica owned, to PolyMedica stockholders of record. We were engaged in the business of developing advanced polymer materials for use in medical devices designed for treating a broad range of anatomical sites and disease states. In July 1999, we acquired the assets of Tyndale-Plains-Hunter (“TPH”), a manufacturer of specialty hydrophilic polyurethanes.

In April 2001, we acquired Catheter and Disposables Technology, Inc. (“CDT”), a contract manufacturer of advanced disposable medical devices. In April 2003, we acquired Gish Biomedical, Inc. (“Gish”), a manufacturer of single use cardiopulmonary bypass products. In the development of our business model, we reviewed the strategic fit of our various business operations and determined that CDT and Gish did not fit our strategic direction. Gish was sold in July 2007 and CDT was sold in March 2008.

Effective October 26, 2007, pursuant to stockholder approval, we were reincorporated from a Massachusetts corporation to a Delaware corporation. We changed our name from CardioTech International, Inc. to AdvanSource Biomaterials Corporation, effective October 15, 2008.

On November 25, 2019, we entered into an asset purchase agreement (the “Asset Purchase Agreement”) with Mitsubishi Chemical Performance Polymers, Inc., a Delaware corporation (“MCPP”) for the sale of substantially all of our assets for a total purchase price of $7,250,000. The Asset Purchase Agreement was approved by our stockholders on January 21, 2020. As a result, we ceased operating as a manufacturer and seller of advanced polymers on January 31, 2020 (the “Closing Date”). Subsequent to the Closing Date, we became engaged in efforts to identify an (i) operating company to acquire or merge with through an equity-based exchange transaction or (ii) investor interested in purchasing a majority interest in our common stock, whereby either transaction would likely result in a change in control. Although certain opportunities have been investigated to determine whether a potential merger or investment opportunity could add value for the benefit of our shareholders, we have not yet entered into any binding arrangements.

On March 3, 2020, we filed a Certificate of Amendment to the Company’s Certificate of Incorporation, which amendment was unanimously approved by our Board of Directors, to change our name AdvanSource Biomaterials Corporation to EKIMAS Corporation.

On October 12, 2021, we entered into a Stock Purchase Agreement (the “SPA”) with Reddington Partners LLC, a California limited liability company (“Reddington”) providing for the purchase of a total of 5,114,475 of our common stock, on a post-split basis, or approximately 90% of our total shares of common stock outstanding for total cash consideration of $400,000. Reddington purchased in two tranches on October 12, 2021 and March 15, 2022.

Our Business

We are a financial consulting company, specializing in providing Nordic companies with the best possible conditions to establish themselves on the U.S. market, taking advantage of management’s combined +90 years of experience in the corporate sector, serving in different capacities both domestically and globally.

Our core competencies lie in assisting Danish as well as other Nordic and international companies in different areas of corporate finance activities, such as:

●	Business valuation
●	Growth strategy – budgeting included
●	Investment Memorandum
●	Attracting capital for businesses
●	Reverse Take Overs (RTOs)
●	Company acquisitions and sales

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The aforementioned areas of expertise are widely applicable in a lot of industries; however, the companies we service primarily operate in the following sectors:

●	Green Energy / Clean Tech,
●	Life Science
●	E-commerce,
●	Blockchain, and
●	SaaS

Our mission going forward, is to assist the right Nordic companies realize their growth strategy, by fine tuning systems and processes, sharpening the commercial focus and providing companies with the best possible guidance and setup suited to successfully establish themselves on the U.S. market.

Through our business operations, we are being presented with numerous business opportunities and ventures. On occasion we view some of those businesses attractive enough to engage with ourselves and thus acquire an ownership stake in the company. Hence, potentially creating an added revenue stream – alongside the fees from our corporate finance services – if the company’s value increases over time.

Besides the value we provide through our direct involvement with the companies, we have a comprehensive network of business partners and associates, which spans across Europe and the U.S.

We also operate as a business incubator, in which we can provide added value by accelerating and smoothing companies’ transition to the U.S. through a number of support resources and services such as office space, lawyers, bookkeepers, marketing specialists, etc. with years of experience navigating through the U.S. marketplace. Hence, providing companies with the optimal conditions needed for their international expansion.

Market

There is a long tradition of U.S. consumers and companies adopting Nordic products, technology and designs into their everyday life and operational activities, such as, industrial machinery, furniture, pharmaceuticals and chemical products. As highlighted by data gathered from the U.S. Bureau of Economic Analysis, the Nordic-U.S. investment ties are extensive:

Table 1: Nordic-U.S. Economic Relations1,2

(direct investment [historical-cost basis] and employment)

Nordic Country	Nordic Direct Investments in the U.S. (2021)	Workers Employed in the U.S. by Nordic-owned Affiliates (2019)
Denmark	USD 34.6 bn.	40,000
Finland	USD 10.1 bn.	37,100
Iceland	N/A	400
Norway	USD 32.5 bn.	7,300
Sweden	USD 71.5 bn.	226,700

[1]	https://sgp.fas.org/crs/row/IF10740.pdf
[2]	https://apps.bea.gov/iTable/iTable.cfm?reqid=2&step=1&isuri=1#reqid=2&step=1&isuri=1

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Nordic direct investments in the U.S. totaled 148.7 bn. in 2021, with the number of workers employed in the U.S. by Nordic-owned affiliates amounting to 271,540 in 2019.

Customers

Our plan for customer acquisition is to a large degree related to our extensive network of business partners and associates, whether its ourselves actively targeting a company of interest or the other way around.

We also believe that as we continuously help the right Nordic companies establishing themselves on the U.S. market, that our services organically will be attractive and visible to a larger number of businesses throughout the Nordic region.

Sales and Marketing

We believe our management, through their shared network of strategic partners and affiliated companies, have the market reach needed in order for us to increase our awareness and recognition.

Our sales point is our competencies and expertise with regards to our corporate finance services. Our efforts will focus on companies in the following sectors:

●	Technology
●	IT
●	SaaS
●	E-commerce
●	Blockchain
●	Life Science
●	Green Energy / Clean Tech

Competition

Given our two-fold business model we are somewhat of a hybrid between a management consulting firm – with certain attributes of a business incubator – as well as taking on the role of a corporate investor. Our competition will thus also be divided into two types of competitors:

●	Management consulting firms; and
●	Corporate investors, investment funds, venture funds, etc.

Given the fact that our customer base is Nordic companies, our direct competitors will thus also be Nordic actors. According to CrunchBase, the total number of management consulting companies in the Nordic countries accumulate to 766. However, since management consulting firms can be more or less specialized to certain sectors, it cannot be expected that all 766 Nordic companies are in direct competition with us, even though we operate in numerous sectors given our widely applicable corporate finance services.

Examples of competitors in the space of management consulting could be EY, KPMG, PwC, Deloitte, Ramboll, Oliver Wyman, PA Consulting, Valcon, Vaeksthuset, etc.

Extended to our role as a corporate investor, the competitive landscape can be hard to quantify, given that there are not any public records accumulating the number of corporate investors in Scandinavia, as is the case for instance for private equity funds. As an example, according to CrunchBase there are currently 186 Nordic private equity funds, with some of them being the likes of Axcel, Nordic Eye, EQT, Industri Udvikling, Nordic Capital, SE Blue Equity to name a few.

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As a corporate investor, we differentiate ourselves from the respective fund types, in which we do not pool together funds from limited partners and invest in companies. Furthermore, private equity funds or venture funds are often guided by certain rules/strategies, with regards to Company types targeted, percentage interested in acquiring (majority vs. minority stake), investment size, capital structure, stage of targeted company, risk, etc.

We could thus be seen as taking a more hybrid approach compared to the different fund types, by having a flexible/versatile approach when it comes to our investment strategy, which could vary depending on the specific investment opportunity.

Government Regulation

Having business operations in a European country constitutes being aligned with The General Data Protection Regulation (GDPR). GDPR is a law enforced by the European Union, in order to ensure that companies are handling personal data in a manner which is secure, private and confidential to unwanted third parties.

As a management consultancy company, we will most likely be in possession of sensitive information regarding our clients. We will thus always be in correspondence with the GPDR laws set forth by the European Union. For additional information regarding the laws and regulations that may adversely affect our business, please see the section titled “Risk Factors” below.

Employees

We intend to employ outside contractors when needed, as it pertains to legal advice, market analysts, funding specialists, marketing specialists, corporate valuations and investor relations.

Legal Proceedings

We are not a party to any other legal proceedings, other than ordinary routine litigation incidental to our business, which we believe will not have a material effect on our financial position or results of operations.

Description of Properties

Currently, we do not own or lease any properties. We do intend to rent an office in Nevada for day to day business operations.

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RISK FACTORS

The following risk factors apply to the business and operations of the Company. These risk factors are not exhaustive. Investors are encouraged to perform their own investigation with respect to the business, financial condition and prospects of the Company. You should carefully consider the following risk factors, as well as the other information included in this Report. In particular, please refer to the section entitled “Cautionary Note Regarding Forward-Looking Statements.” We may face additional risks and uncertainties that are not presently known to us, or that we currently deem immaterial, which may also impair our business. The following discussion should be read in conjunction with the financial statements and notes to the financial statements included herein.

Risks Related to our Capital Structure

There is no assurance of an active established public trading market, which would adversely affect the ability of the Company’s investors to sell their securities in the public market.

Although the Company’s common stock is registered under the Exchange Act and is traded on the OTC Pink Marketplace, an active trading market for the securities does not yet exist and may not exist or be sustained in the future. The OTC Pink Marketplace is an over-the-counter market that provides significantly less liquidity than the NASDAQ Stock Market. Prices for securities traded solely on the OTC Pink may be difficult to obtain and holders of common stock may be unable to resell their securities at or near their original offering price or at any price. Market prices for the Company’s common stock will be influenced by a number of factors, including:

●	The Company’s ability to obtain additional financing and the terms thereof;
●	The Company’s financial position and results of operations;
●	Any litigation against the Company;
●	Possible regulatory requirements on the Company’s business;
●	The issuance of new debt or equity securities pursuant to a future offering;
●	Competitive developments;
●	Variations and fluctuations in the Company’s operating results;
●	Change in financial estimates by securities analysts;
●	The depth and liquidity of the market for the Company’s common stock;
●	Investor perceptions of the Company; and
●	General economic and business conditions.

Shares eligible for future sale may adversely affect the market price of the Company’s common stock, as the future sale of a substantial amount of outstanding stock in the public marketplace could reduce the price of the Company’s common stock.

Approximately 31.3% of the shares of common stock issued and outstanding are owned by 3 stockholders who will be eligible to sell some of their shares of common stock by means of ordinary brokerage transactions in the open market pursuant to Rule 144 promulgated under the Securities Act (“Rule 144”), subject to certain limitations commencing in one year. Rule 144 also permits the sale of securities, without any limitations, by a non-affiliate that has satisfied a six-month holding period commencing one year after the Company is no longer a shell company. Any substantial sale of common stock pursuant to Rule 144 may have an adverse effect on the market price of our common stock by creating an excessive supply.

The Company’s common stock is considered a “penny stock” and may be difficult to sell.

The Company’s common stock is considered to be a “penny stock” since it meets one or more of the definitions in Rules 15g-2 through 15g-6 promulgated under Section 15(g) of the Exchange Act. These include but are not limited to the following: (i) the stock trades at a price less than $5.00 per share; (ii) it is not traded on a “recognized” national exchange; (iii) it is not quoted on the NASDAQ Stock Market, or even if so, has a price less than $5.00 per share; or (iv) it is issued by a company with net tangible assets less than $2.0 million, if in business more than a continuous three years, or with average revenues of less than $6.0 million for the past three years. The principal result or effect of being designated a “penny stock” is that securities broker-dealers cannot recommend the stock but must trade in it on an unsolicited basis.

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Additionally, Section 15(g) of the Exchange Act and Rule 15g-2 promulgated thereunder by the SEC require broker-dealers dealing in penny stocks to provide potential investors with a document disclosing the risks of penny stocks and to obtain a manually signed and dated written receipt of the document before effecting any transaction in a penny stock for the investor’s account.

Holders in the Company’s common stock are urged to obtain and read such disclosure carefully before purchasing any shares that are deemed to be “penny stock.” Moreover, Rule 15g-9 requires broker-dealers in penny stocks to approve the account of any investor for transactions in such stocks before selling any penny stock to that investor. This procedure requires the broker-dealer to: (i) obtain from the investor information concerning its financial situation, investment experience and investment objectives; (ii) reasonably determine, based on that information, that transactions in penny stocks are suitable for the investor and that the investor has sufficient knowledge and experience as to be reasonably capable of evaluating the risks of penny stock transactions; (iii) provide the investor with a written statement setting forth the basis on which the broker-dealer made the determination in (ii) above; and (iv) receive a signed and dated copy of such statement from the investor, confirming that it accurately reflects the investor’s financial situation, investment experience and investment objectives. Compliance with these requirements may make it more difficult for holders of the Company’s common stock to resell their shares to third parties or to otherwise dispose of them in the market or otherwise.

The Financial Industry Regulatory Authority, or FINRA, has adopted sales practice requirements that may also limit a stockholder’s ability to buy and sell our stock.

In addition to the “penny stock” rules described above, FINRA has adopted rules that require that, in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative low-priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status, investment objectives and other information. Under interpretations of these rules, FINRA believes that there is a high probability that speculative low-priced securities will not be suitable for at least some customers. FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our stock and have an adverse effect on the market for our shares.

A decline in the price of our common stock could affect our ability to raise additional working capital, it may adversely impact our ability to continue operations and we may go out of business.

A prolonged decline in the price of our common stock could result in a reduction in the liquidity of our common stock and a reduction in our ability to raise capital. Because we may attempt to acquire a significant portion of the funds we need in order to conduct our planned operations through the sale and issuance of equity securities, a decline in the price of our common stock could be detrimental to our liquidity and our operations because the decline may cause investors not to choose to invest in our stock. If we are unable to raise the funds we require for all our planned operations, we may be forced to reallocate funds from other planned uses and we may suffer a significant negative effect on our business plan and operations, including our ability to develop new products and continue our current operations. As a result, our business may suffer, and not be successful and we may go out of business. We also might not be able to meet our financial obligations if we cannot raise enough funds through the sale and issuance of our common stock and we may be forced to go out of business.

The Company does not intend to pay dividends and stockholders may not experience a return on investment without selling their securities.

The Company has never declared or paid, nor does it intend in the foreseeable future to declare or pay, any cash dividends on its common stock. Since the Company intends to retain all future earnings to finance the operation and growth of its business, stockholders will likely need to sell their securities in order to realize a return on their investment, if any.

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Unfavorable general economic conditions may materially adversely affect our business.

While it is difficult for us to predict the impact of general economic conditions on our business, these conditions could reduce customer demand for some of our products or services which could cause our revenue to decline. Also, our customers that are especially reliant on the credit and capital markets being liquid, retail investors having investment capital and other factors which could affect their ability to host successful capital raises and continue as a going concern. Moreover, we rely on obtaining additional capital and/or additional funding to provide working capital to support our operations. We regularly evaluate alternative financing sources. Further changes in the commercial capital markets or in the financial stability of our investors and creditors may impact the ability of our investors and creditors to provide additional financing. For these reasons, among others, if the economic conditions stagnate or decline, our operating results and financial condition could be adversely affected.

If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results. As a result, current and potential shareholders could lose confidence in our financial reporting, which would harm our business and the trading price of our stock.

We are a development stage company with limited resources. Therefore, we cannot assure investors that we will be able to maintain effective internal controls over financial reporting based on criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”) in Internal Control-Integrated Framework. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the company’s annual or interim financial statements will not be prevented or detected on a timely basis. For these reasons, we are considering the costs and benefits associated with improving and documenting our disclosure controls and procedures and internal controls and procedures, which includes (i) hiring additional personnel with sufficient U.S. GAAP experience and (ii) implementing ongoing training in U.S. GAAP requirements for our CFO and accounting and other finance personnel. If the results of these efforts are not successful, or if material weaknesses are identified in our internal control over financial reporting, our management will be unable to report favorably as to the effectiveness of our internal control over financial reporting and/or our disclosure controls and procedures, and we could be required to further implement expensive and time-consuming remedial measures and potentially lose investor confidence in the accuracy and completeness of our financial reports which could have an adverse effect on our stock price and potentially subject us to litigation.

Our management has limited experience in operating a public company.

Our executive officers and director have limited experience in the management of a publicly traded company. Our management team may not successfully or effectively manage our transition to a public company that will be subject to significant regulatory oversight and reporting obligations under federal securities laws. Their limited experience in dealing with the increasingly complex laws pertaining to public companies could be a significant disadvantage to us in that it is likely that an increasing amount of their time will be devoted to these activities which will result in less time being devoted to the management and growth of our company. It is possible that we will be required to expand our employee base and hire additional employees, such as a chief financial officer experienced in public company financial reporting, to support our operations as a public company which will increase our operating costs in future periods.

A significant majority of our outstanding ordinary shares are held by a small number of shareholders, which may have significantly greater influence on us due to the size of their shareholdings relative to other shareholders.

As of the date of this Report, three persons beneficially own approximately 71.4% of the outstanding shares of Common Stock of the Company (including a warrant to purchase 5,585,000 shares of Common Stock). These major shareholders have significant influence in determining the outcome of any corporate transactions or other matters submitted to our shareholders for approval, including mergers, consolidations and schemes of arrangement, election and removal of directors and other significant corporate actions. They may not act in our best interests or our minority shareholders’ interests. In addition, without the consent of these major shareholders, we could be prevented from entering into transactions that could be beneficial to us. This concentration of ownership may also discourage, delay or prevent a change in control, which could deprive our shareholders of an opportunity to receive a premium for their shares as part of a sale of our company and might reduce the price of our Common Stock. These actions may be taken even if they are opposed by our other shareholders.

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We are subject to the periodic reporting requirements of the Exchange Act that will require us to incur audit fees and legal fees in connection with the preparation of such reports. These additional costs could reduce or eliminate our ability to earn a profit.

We are required to file periodic reports with the SEC pursuant to the Exchange Act and the rules and regulations promulgated thereunder. In order to comply with these requirements, our independent registered public accounting firm will have to review our financial statements on a quarterly basis and audit our financial statements on an annual basis. Moreover, our legal counsel will have to review and assist in the preparation of such reports. The costs charged by these professionals for such services cannot be accurately predicted at this time because factors such as the number and type of transactions that we engage in and the complexity of our reports cannot be determined at this time and will have a major effect on the amount of time to be spent by our auditors and attorneys. However, the incurrence of such costs will obviously be an expense to our operations and thus have a negative effect on our ability to meet our overhead requirements and earn a profit. We may be exposed to potential risks resulting from any new requirements under Section 404 of the Sarbanes-Oxley Act of 2002. If we cannot provide reliable financial reports or prevent fraud, our business and operating results could be harmed, investors could lose confidence in our reported financial information, and the trading price of our common stock, if a market ever develops, could drop significantly.

Pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, as amended by SEC Release 33-8889, we are required to include in our annual report our assessment of the effectiveness of our internal control over financial reporting. Furthermore, if we cease to be a smaller reporting company, our independent registered public accounting firm will be required to report separately on whether it believes that we have maintained, in all material respects, effective internal control over financial reporting. We have not yet commenced any assessment of the effectiveness of our internal control over financial reporting. We expect to incur additional expenses and diversion of management’s time as a result of performing the system and process evaluation, testing and remediation required in order to comply with the management certification and auditor attestation requirements.

We do not have a sufficient number of employees to segregate responsibilities and may be unable to afford increasing our staff or engaging outside consultants or professionals to overcome our lack of employees. During the course of our testing, we may identify other deficiencies that we may not be able to remediate in time to meet the deadline imposed by the Sarbanes-Oxley Act for compliance with the requirements of Section 404. In addition, if we fail to achieve and maintain the adequacy of our internal controls, as such standards are modified, supplemented or amended from time to time, we may not be able to ensure that we can conclude on an ongoing basis that we have effective internal controls over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act. Moreover, effective internal controls, particularly those related to revenue recognition, are necessary for us to produce reliable financial reports and are important to help prevent financial fraud. If we cannot provide reliable financial reports or prevent fraud, our business and operating results could be harmed, investors could lose confidence in our reported financial information, and the trading price of our common stock, if a market ever develops, could drop significantly.

The capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets, which may have a negative impact on our business and operations.

Volatility and dislocation in the capital markets can also create a challenging environment in which to raise or access debt capital. The reappearance of market conditions similar to those experienced from 2008 through 2009 for any substantial length of time could make it difficult to extend the maturity of or refinance our existing indebtedness or obtain new indebtedness with similar terms and any failure to do so could have a material adverse effect on our business. The debt capital that will be available to us in the future, if at all, may be at a higher cost and on less favorable terms and conditions than what we currently experience including being at a higher cost due to a rising rate environment. If we are unable to raise or refinance debt, then our equity investors may not benefit from the potential for increased returns on equity resulting from leverage and we may be limited in our ability to make new commitments or to fund existing commitments to our portfolio companies.

Significant changes or volatility in the capital markets may also have a negative effect on the valuations of our investments. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). Significant changes in the capital markets may also affect the pace of our investment activity and the potential for liquidity events involving our investments. Thus, the illiquidity of our investments may make it difficult for us to sell such investments to access capital if required, and as a result, we could realize significantly less than the value at which we have recorded our investments if we were required to sell them for liquidity purposes. An inability to raise or access capital could have a material adverse effect on our business, financial condition or results of operations.

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Risks Relating to our Business and Industry

We are a start-up company, and we may be unable to generate significant revenues and may never become profitable.

We are a start-up company that has not generated revenue to date and we may incur significant operating losses for the foreseeable future. We may not be able to validate and create our business in a manner that will generate significant revenues. In addition, any revenues that we may generate may be insufficient for us to become profitable.

In particular, potential investors should be aware that we have not proven that we can raise sufficient capital in the public and/or private markets; build a pipeline of businesses seeking services from us, develop and maintain relationships with key strategic partners that will be necessary to optimize the market value of our services; respond effectively to competitive pressures; or recruit and build a management team to accomplish our business plan. If we are unable to accomplish these goals, our business is unlikely to succeed.

Our future capital needs are uncertain and our independent registered public accounting firm has expressed in its report on our 2022 audited financial statements a substantial doubt about our ability to continue as a going concern. Our ability to continue as a going concern is dependent on our ability to raise additional capital and our operations could be curtailed if we are unable to obtain the required additional funding when needed. We may not be able to do so when necessary, and/or the terms of any financings may not be advantageous to us.

Our financial statements for the fiscal years ended March 31, 2022 and 2021, attached hereto as Exhibit 99.1 to this Report have been prepared assuming we will continue to operate as a going concern. However, due to our recurring losses from operations, and working capital deficiency, there is substantial doubt about our ability to continue as a going concern. Because we expect to continue to experience negative cash flow, our ability to continue as a going concern is subject to our ability to obtain necessary funding from outside sources, including obtaining additional funding from the sale of our securities, grants or other forms of financing. Our continued negative cash flow increases the difficulty in completing such sales or securing alternative sources of funding, and there can be no assurances that we will be able to obtain such funding on favorable terms or at all. If we are unable to obtain sufficient financing from the sale of our securities or from alternative sources, we may be required to reduce, defer or discontinue certain of our research and development and operating activities or we may not be able to continue as a going concern. As a result, our independent registered public accounting firm has expressed in its auditors’ report on the financial statements attached as Exhibit 99.1 to this Report for the fiscal years ended March 31, 2022 and 2021, a substantial doubt regarding our ability to continue as a going concern. Our financial statements do not include any adjustments that might result from the outcome of the uncertainty regarding our ability to continue as a going concern. If we cannot continue as a going concern, our shareholders may lose their entire investment in our Common Stock. Future reports from our independent registered public accounting firm may also contain statements expressing doubt about our ability to continue as a going concern.

Because of our limited operating history, we may not be able to correctly estimate our future operating expenses, which could lead to cash shortfalls.

We have only a limited operating history from which to evaluate our business. We have not generated any revenues to date. Accordingly, our prospects must be considered in light of the risks, expenses, and difficulties frequently encountered by companies in an early stage of development. We may not be successful in addressing such risks, and the failure to do so could have a material adverse effect on our business, operating results and financial condition.

Because of this limited operating history and because of the emerging nature of the markets in which we compete, our historical financial data is of limited value in estimating future operating expenses. Our budgeted expense levels are based in part on our expectations concerning future revenues.

We may be unable to adjust our operations in a timely manner to compensate for any unexpected shortfall in revenues. Accordingly, a significant shortfall in demand for our product could have an immediate and material adverse effect on our business, results of operations, and financial condition.

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Our operating results may fluctuate as a result of a number of factors, many of which are outside of our control. For these reasons, comparing our operating results on a period-to-period basis may not be meaningful, and you should not rely on our past results as any indication of our future performance. Our quarterly and annual expenses are likely to increase substantially over the next several years, and revenues from the sale of our services may not meet our expectations. Our operating results in future quarters may fall below expectations. Any of these events could adversely impact our business prospects and make it more difficult to raise additional equity capital at an acceptable price per share. Each of the risk factors listed in this “Risk Factors” section may affect our operating results.

Our business, the design of our product may change and evolve over time. Furthermore, we compete in an unpredictable industry against companies in the same business that have substantially more capital than we do and have existing distribution systems well established. Our ability to succeed depends on our ability to execute our business plan including navigating regulatory hurdles, launching a fully featured product and attracting both businesses seeking loans and investors interested in making loans. As such, our actual operating results may differ substantially from our projections.

We expect to need additional substantial capital to fund our growing operations and if we are unable to obtain sufficient capital, we may be forced to limit the scope of our operations.

We expect that for our business to grow we will need substantial additional working capital. If adequate additional debt and/or equity financing is not available on reasonable terms or at all, we may not be able to continue to expand our business or pay our outstanding obligations, and we will have to modify our business plans accordingly. These factors would have a material adverse effect on our future operating results and our financial condition.

We will operate in an ever-evolving industry and changes to it can have a material effect on our business model which makes it difficult to evaluate our business and prospects.

We expect to derive nearly all of our revenue from consulting services. Our business model is evolving and is distinct from many other companies in our industry, and it may not be successful. As a result of these factors, the future revenue and income potential of our business is uncertain. Any evaluation of our business and our prospects must be considered in light of these factors and the risks and uncertainties often encountered by companies in an immature industry with an evolving business model such as ours. Some of these risks and uncertainties relate to our ability to:

●	acquisition of potential customers;
●	maintain and expand customer relationships once established;
●	raise capital at attractive costs, or at all;
●	respond effectively to competition and potential negative effects of competition on profit margins;
●	attract and retain qualified management, employees and independent service providers; and
●	respond to government regulations relating to the Internet, personal data protection, email, software technologies and other aspects of our business.

If we are unable to address these risks, our business, results of operations and prospects could suffer.

If we do not effectively manage our anticipated growth, our operating performance will suffer and we may lose potential customers.

We could experience rapid growth in our operations. This anticipated growth could place significant demands on our management and our operational and financial infrastructure. In particular, rapid growth, if realized, could make it more difficult for us to execute on our business plan.

In addition, our personnel, systems, procedures and controls, once implemented may be inadequate to support our anticipated future operations. The improvements which could be required to manage our anticipated growth could require us to make significant expenditures, expand, train and manage our employee base and allocate valuable management resources. If we fail to effectively manage our anticipated growth, our operating performance will suffer and we could lose potential customers and key personnel.

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We need to hire and retain additional qualified personnel to grow and manage our business. If we are unable to attract and retain qualified personnel, our business and growth could be seriously harmed.

Our performance depends on the talents and efforts of our key employees, who are charged with daily operations and strategy to reach commercial success. Our future success will depend on our ability to attract, retain and motivate highly skilled personnel in all areas of our organization and, in particular, in our engineering/technology, sales and marketing, media, finance and legal/regulatory teams. We plan to continue to grow our business and will need to hire additional personnel to support this growth. We have found it difficult from time to time to locate and hire suitable personnel. If we experience similar difficulties in the future, our growth may be hindered. Qualified individuals are in high demand, and we may incur significant costs to attract and retain them. Employees may be more likely to leave us following our initial public offering as a result of the establishment of a public market for our common stock. If we are unable to attract and retain the personnel we need to succeed, our business and growth could be harmed.

If we fail to compete effectively against other competitors, we could fail to attract customers and we may never generate revenues.

The market for consulting services is intensely competitive. We expect this competition to continue to increase in the future.

If we are unable to price our services appropriately, our margins and revenue may decline.

Our clients purchase our services according to a variety of pricing formulae. Sometimes these include formulae based on pay for performance, meaning clients pay only after we have delivered the desired result to them. Regardless of how a given client pays us, we ordinarily pay the vast majority of the costs associated with delivering our services to our clients according to contracts and other arrangements that do not always condition payment to vendors upon receipt of payments from our clients. This means we typically pay for the costs of providing our services before we receive payment from clients. Additionally, certain of our services costs are highly variable and may fluctuate significantly during each calendar month. Accordingly, we run the risk of not being able to recover the entire cost of our services from clients if pricing or other terms negotiated prior to the performance of services prove less than the cost of performing such services.

Limitations on director and officer liability and our indemnification of our officers and directors may discourage stockholders from bringing suit against a director.

Our articles of incorporation and bylaws provide, as permitted by Delaware corporation law, that a director or officer shall not be personally liable to us or our stockholders for breach of fiduciary duty as a director or officer, except for acts or omissions which involve intentional misconduct, fraud or knowing violation of law. These provisions may discourage stockholders from bringing suit against a director for breach of fiduciary duty and may reduce the likelihood of derivative litigation brought by stockholders on our behalf against a director. In addition, our amended and restated articles of incorporation and bylaws require indemnification of directors and officers to the fullest extent permitted by Delaware law.

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MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL

CONDITION AND RESULTS OF OPERATIONS

Cautionary Note Regarding Forward-Looking Statements

This Report on Form 8-K contains certain statements that are “forward-looking” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Litigation Reform Act”). These forward-looking statements and other information are based on our beliefs as well as assumptions made by us using information currently available.

The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “will,” “should” and similar expressions, as they relate to us, are intended to identify forward-looking statements. Such statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, intended or using other similar expressions.

In accordance with the provisions of the Litigation Reform Act, we are making investors aware that such forward-looking statements, because they relate to future events, are by their very nature subject to many important factors that could cause actual results to differ materially from those contemplated by the forward-looking statements contained in this Report on Form 8-K. For example, given the cessation of our operations as a developer, manufacturer, marketer and seller of advanced polymers on January 31, 2020, resulting from the sale of substantially all of our assets to an independent third party, we became engaged in efforts to identify an operating company to acquire or merge with through an equity-based exchange transaction whereby such a transaction would likely result in a change in control. If we are unable to effect a transaction with an operating company, we may be required to cease all operations, including liquidation through bankruptcy proceedings. For all of these reasons, the reader is cautioned not to place undue reliance on forward-looking statements contained herein, which speak only as of the date hereof. In addition, you should read and carefully consider the Risk Factors discussed in Part I, Item 1A of this Form 8-K. We assume no responsibility to update any forward-looking statements as a result of new information, future events, or otherwise except as required by law.

Fiscal Year

Our fiscal year ends on March 31. Reference in this report to a fiscal year is reference to the fiscal year ended March 31. For example, references to “fiscal 2022” or our “2022 fiscal year” refer to the fiscal year ended March 31, 2022.

Business

On January 31, 2020 (the “Closing Date”), we completed the sale of substantially all of our assets (the “Asset Sale”) for a total purchase price of $7,250,000 pursuant to an Asset Purchase Agreement entered into between us and Mitsubishi Chemical Performance Polymers, Inc., a Delaware corporation (“MCPP”). Prior to the Closing Date, we developed and manufactured advanced polymer materials which provided critical characteristics in the design and development of medical devices. Our biomaterials were marketed and sold to medical device manufacturers who used our advanced polymers in devices designed for treating a broad range of anatomical sites and disease states.

As a result of the Asset Sale, we ceased operating as a developer, manufacturer, marketer and seller of advanced polymers. Subsequent to the Closing Date, we became engaged in efforts to identify either an (i) operating company to acquire or merge with through an equity-based exchange transaction or (ii) investor interested in purchasing a majority interest in our common stock, whereby either transaction would likely result in a change in control. On October 12, 2021, we entered into a Stock Purchase Agreement (the “SPA”) with Reddington Partners LLC, a California limited liability company (“Reddington”) providing for the purchase of a total of 5,114,475 of our common stock, on a post-split basis, or approximately 90% of our total shares of common stock outstanding for total cash consideration of $400,000. Reddington purchased in two tranches on October 12, 2021 and March 15, 2022.

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Pursuant to the SPA, the Company effectuated a 1-for 50 reverse stock split on March 11, 2022 (the “Reverse Split”). Accordingly, on a post-split basis, the shares purchased in connection with the First Closing resulted in Reddington owning 422,725 shares of our common stock. As set forth in the SPA, Reddington then purchased from us on March 15, 2022 an additional 4,691,750 shares of our common stock, on a post-split basis (the “Second Closing”). After the issuance thereof Reddington owned 5,114,475 shares of our common stock, or approximately 90% of our total shares of common stock outstanding.

Management is seeking to identify an operating company for the purposes of engaging in a merger or business combination of some kind, or acquire assets or shares of an entity actively engaged in a business that generates sustained revenues. Although we have investigated certain opportunities to determine whether they would have the potential to add value to us for the benefit of our stockholders, we have not yet entered into any binding arrangements.

We do not intend to restrict our consideration to any particular business or industry segment. Because we have limited resources, the scope and number of suitable candidates to merge with is relatively limited. Because we may participate in a business opportunity with a newly formed firm, a firm that is in the development stage, or a firm that is entering a new phase of growth, we may incur further risk due to the inability of the target’s management to have proven its abilities or effectiveness, or the lack of an established market for the target’s products or services, or the inability to reach profitability in the next few years.

Any business combination or transaction will likely result in a significant issuance of shares and substantial dilution to our present stockholders. As it is expected that the closing of such a transaction will result in a change in control, such transaction is expected to be accounted for as a reverse merger, with the operating company being considered the legal acquiree and accounting acquirer, and we would be considered the legal acquirer and the accounting acquiree. As a result, at and subsequent to closing of any such transaction, the financial statements of the operating company would become our financial statements for all periods presented.

Critical Accounting Policies

Our significant accounting policies are summarized in Note 3 to our financial statements included in Item 8 of our annual report on Form 10-K for the fiscal year ended March 31, 2022. However, certain of our accounting policies require the application of significant judgment by our management, and such judgments are reflected in the amounts reported in our financial statements. In applying these policies, our management uses its judgment to determine the appropriate assumptions to be used in the determination of estimates. Those estimates are based on our historical experience, terms of existing contracts, our observance of market trends, information provided by our strategic partners and information available from other outside sources, as appropriate. Actual results may differ significantly from the estimates contained in our financial statements. Other than as set forth below, there have been no changes to our critical accounting policies during the fiscal quarter ended December 31, 2022.

Stock-Based Compensation.

We applied the provisions of ASC 718, Compensation—Stock Compensation (“ASC 718”), which requires the measurement and recognition of compensation expense for all stock-based awards made to employees, including employee stock options, in the condensed consolidated statements of operations.

ASC 718 requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on the grant-date fair value of the award. That cost will be recognized over the period during which an employee is required to provide service in exchange for the reward- known as the requisite service period. No compensation cost is recognized for equity instruments for which employees do not render the requisite service. The grant-date fair value of employee share options and similar instruments are estimated using the Black Scholes option-pricing model adjusted for the unique characteristics of those instruments.

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Equity instruments issued to non-employees are recorded at their fair values as determined in accordance with ASC 718 as amended by ASU 2018-07. As such, the grant date is the measurement date of an award’s fair value., which is expensed over the requisite service period.

Results of Operations

Three Months Ended December 31, 2022 vs. December 31, 2021

Operating Expenses

During the three months ended December 31, 2022, our operating expenses were approximately $853,000 as compared with $40,000 for the comparable prior year period, an increase of approximately $813,000. Our operating expenses are composed of those costs necessary to operate a public company, which are primarily composed of management consultant fees, accounting fees, professional fees, and regulatory fees. The increase in these operating costs is the result of the recording of stock-based compensation expense of approximately $825,000 in connection with the issuance of a warrants immediately exercisable into up to 750,000 shares of our common stock. The increase in operating costs was offset by a decrease in professional and consulting fees incurred prior to the change of control resulting from the purchase of common stock by an investor on October 12, 2021.

Nine Months Ended December 31, 2022 vs. December 31, 2021

Operating Expenses

During the nine months ended December 31, 2022, our operating expenses were approximately $5,941,000 as compared with $256,000 for the comparable prior year period, an increase of approximately $5,685,000. Our operating expenses are composed of those costs necessary to operate a public company, which are primarily composed of management consultant fees, accounting fees, professional fees, and regulatory fees. The increase in these operating costs is primarily a result of the recording of stock-based compensation of approximately $5,834,000 in connection with the issuance of a warrant immediately exercisable into up to 6,750,000 shares of our common stock. The increase in these operation costs were offset by a decrease in professional and consulting fees incurred prior to the change of control resulting from the purchase of common stock by an investor on October 12, 2021.

Other Income

On May 20, 2021, we received a $22,000 cash deposit (the “Deposit”) in connection with a non-binding arrangement entered into with a private company having an interest in a potential business combination with us. On August 12, 2021, we were notified by the private company of their intent to terminate the arrangement. The arrangement provided that the Deposit was refundable, net of all reasonable legal, advisory and regulatory fees incurred by us. Our legal, advisory and regulatory fees exceeded the amount of the Deposit, accordingly, there was no refund due to the private company.

Fiscal Years Ended March 31, 2022 vs. March 31, 2021

Operating Expenses

During the fiscal year ended March 31, 2022, our operating expenses were approximately $309,000 as compared with $326,000 for the comparable prior year period, a decrease of approximately $17,000, or 5.2%. Our operating expenses are composed of those costs necessary to operate a public company, which are primarily composed of management consultant fees, accounting fees, professional fees, and regulatory fees. The decrease in these operating costs is primarily a result of decreased accounting and management advisory fees which were reduced in connection with the sale of shares to a private investor.

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Other Income

On May 20, 2021, we received a $22,000 cash deposit (the “Deposit”) in connection with a non-binding arrangement entered into with a private company having an interest in a potential business combination with us. On August 12, 2021, we were notified by the private company of their intent to terminate the arrangement. The arrangement provided that the Deposit was refundable, net of all reasonable legal, advisory and regulatory fees incurred by us. Our legal, advisory and regulatory fees exceeded the amount of the Deposit, accordingly, there was no refund due to the private company.

Liquidity, Capital Resources and Going Concern

As of September 30, 2022, we had cash of approximately $1,000 as compared to a cash balance of approximately $246,000 as of March 31, 2022.

As of December 31, 2022, we had cash of approximately $5,000 as compared to a cash balance of approximately $246,000 as of March 31, 2022.

During the nine months ended December 31, 2022, we had net cash of approximately $140,000 used in operating activities. Our cash flows used in operating activities is primarily a result of (i) our net loss of approximately $5,933,000; and (ii) a decrease in accounts payable, accrued expenses and related party payable of approximately $44,000. The cash used in operating activities were offset by stock-based compensation of approximately $5,835,000 in connection with the issuance of a warrant immediately exercisable into up to 6,750,000 shares of our common stock at an exercise price of $1.00 per share. During the nine months ended December 31, 2021, we had net cash of approximately $206,000 used in operating activities. Our cash flows used in operating activities is primarily a result of our net loss of approximately $234,000 which was offset by an increase in accounts payable and accrued expense of approximately $28,000.

During the nine months ended December 31, 2022 we had net cash of approximately $101,000 used in financing activities as a result of the cash distribution of approximately $141,000 on September 22, 2022 to our stockholders of record as of March 15, 2022, which was offset by the $40,000 received for a note payable. During the nine months ended December 31, 2021, we had net cash of $200,000 provided by financing activities which was a result of the issuance of an additional 21,136,250 shares of our common stock to a private investor in consideration of $200,000 in cash.

On January 31, 2020 (the “Closing Date”), we completed the sale of substantially all of our assets (the “Asset Sale”) for a total purchase price of $7,250,000 pursuant to an Asset Purchase Agreement entered into between us and Mitsubishi Chemical Performance Polymers, Inc., a Delaware corporation (“MCPP”). As a result of the Asset Sale, we ceased operating as a developer, manufacturer, marketer and seller of advanced polymers. Subsequent to the Closing Date, we became engaged in efforts to identify either an (i) operating company to acquire or merge with through an equity-based exchange transaction or (ii) investor interested in purchasing a majority interest in our common stock, whereby either transaction would likely result in a change in control. On October 12, 2021, we entered into a Stock Purchase Agreement (the “SPA”) with Reddington Partners LLC, a California limited liability company (“Reddington”) providing for the purchase of a total of 5,114,475 of our common stock, on a post-split basis, or approximately 90% of our total shares of common stock outstanding for total cash consideration of $400,000. Reddington purchased these shares of our common stock in two tranches on October 12, 2021 and March 15, 2022.

Our financial statements have been presented on the basis that we are a going concern, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. During the three months ended December 31, 2022 and 2021, we reported a net loss of approximately $26,000 and $40,000, respectively. During the nine months ended December 31, 2022 and 2021, we reported a net loss of approximately $5,108,000 and $234,000, respectively. Cash flows of approximately $140,000 and $206,000 were used in operations for the nine months ended December 31, 2022 and 2021, respectively. As a result, we expect our funds will not be sufficient to meet our needs for more than twelve months from the date of issuance of these financial statements. Accordingly, management believes there is substantial doubt about our ability to continue as a going concern.

Management is seeking to identify an operating company for the purposes of engaging in a merger or business combination of some kind, or acquire assets or shares of an entity actively engaged in a business that generates sustained revenues. Although we have investigated certain opportunities to determine whether they would have the potential to add value to us for the benefit of our stockholders, we have not yet entered into any binding arrangements.

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We do not intend to restrict our consideration to any particular business or industry segment. Because we have limited resources, the scope and number of suitable candidates to merge with is relatively limited. Because we may participate in a business opportunity with a newly formed firm, a firm that is in the development stage, or a firm that is entering a new phase of growth, we may incur further risk due to the inability of the target’s management to have proven its abilities or effectiveness, or the lack of an established market for the target’s products or services, or the inability to reach profitability in the next few years.

Any business combination or transaction will likely result in a significant issuance of shares and substantial dilution to our present stockholders. As it is expected that the closing of such a transaction will result in a change in control, such transaction is expected to be accounted for as a reverse merger, with the operating company being considered the legal acquiree and accounting acquirer, and we would be considered the legal acquirer and the accounting acquiree. As a result, at and subsequent to closing of any such transaction, the financial statements of the operating company would become our financial statements for all periods presented.

Off-Balance Sheet Arrangements

As of December 31, 2022, we did not have any off-balance sheet arrangements that have, or are reasonably likely to have, a current or future material effect on our financial condition, results of operations, liquidity, capital expenditures or capital resources.

Subsequent Events

On October 14, 2022, we executed a Demand Promissory Note (the “Note”) in favor of GK Partners ApS (the “Lender”), a private company located in Denmark. The Note has a principal amount of $40,000, bears interest at a rate of 3% per annum and matures on June 30, 2023 (the “Maturity Date”). Principal and accrued interest are payable on the Maturity Date or earlier on demand. The Lender advanced $20,000 of the principal amount of the Note on October 14, 2022 and is expected to advance the remaining $20,000 no later than October 21, 2022. We used the amounts advanced to pay certain operating expenses. On February 15, 2023, we repaid the Note in full with interest.

On November 28, 2022, we issued (i) to David Volpe a warrant to purchase 500,000 shares of the Company’s Common Stock and (ii) to Bennett J. Yankowitz a warrant to purchase 250,000 shares of the Company’s Common Stock (the “Warrants”).

The Warrants have a term expiring on December 31, 2027, are fully vested on the date of issuance, and have an exercise price equal of $1.00 per share, subject to adjustment for stock splits, stock dividends, certain changes in control and subsequent sales of the Company’s securities at a price per share lower than the exercise price of the Warrants, as described in Section 9 of the Warrants. Copies of the Warrants are attached as Exhibits to this Current Report.

Mr. Volpe’s Warrants were issued as compensation for consulting services provided to the Company. Mr. Yankowitz’s Warrants were issued as compensation for his acting as the sole director and the chief executive officer of the Company. Mr. Yankowitz receives no other compensation from the Company.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of shares of our common stock, as of February 23, 2023 (the closing date of the Business Combination), of each person known by us to beneficially own five percent (5%) or more of such shares. Our current executive officer and director does not beneficially own any of our shares of common stock. Except as otherwise indicated, all shares are beneficially owned, and the persons named as owners hold investment and voting power.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Under this rule, certain shares may be deemed to be beneficially owned by more than one person, if, for example, persons share the power to vote or the power to dispose of the shares. In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares, for example, upon exercise of an option or warrant, within 60 days of February 23, 2023. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person, and only such person, by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Class (1)
Tom Glaesner Larsen Dyrehavevej 3b 2930 Klampenborg Denmark	9,887,804	(2)	66.2%

Henrik Rouf 7950 W. Sunset Blvd – Suite 629 Los Angeles, CA 90046 USA	3,278,618	(3)	22.0%

Christian Hill-Madsen Mesterlodden 3a 2820 Gentofte Denmark	2,500,000	(4)	16.7%

(1)	Based on 14,931,248 shares of common stock as of February 23, 2023, composed of 8,296,248 outstanding shares of our common stock and 6,635,000 shares of our common stock underlying outstanding warrants.
(2)	Includes (i) 5,885,000 shares of our common stock underlying a warrant issued to GK Partners ApS on April 1, 2022 exercisable immediately at an exercise price of $1.00 per share and expiring on December 31, 2023 and (ii) 2,500,000 shares of our common stock owned by Nordicus Partners A/S, of which Mr. Larsen and his wife Kiri Lillan Glaesner are beneficial owners.
(3)	Includes (i) 778,618 shares of our common stock owned by Reddington Partners LLC of which Mr. Rouf is the sole beneficial owner, and (ii) 2,500,000 shares of our common stock owned by Nordicus Partners A/S, of which Mr. Rouf is a beneficial owner
(4)	Consists of 2,500,000 shares of our common stock owned by Nordicus Partners A/S, of which Mr. Hill-Madsen is a beneficial owner.

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DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Below are the names of and certain information regarding our current executive officers and directors who were appointed effective as of the closing of the Business Combination and, with respect to incoming directors Tom Glaesner Larsen and Christian Hill-Madsen, subject to Rule 14f-1 of the Exchange Act (“Rule 14f-1”):

Name	Age	Position
Henrik Rouf	55	Chief Executive Officer
Tom Glaesner Larsen	53	Director
Christian Hill-Madsen	56	Director
Bennett J. Yankowitz	67	Director and Chief Financial Officer

There are no family relationships between our director and executive officer.

Henrik Rouf—Chief Executive Officer. Mr. Rouf has 30 years of experience in the global finance markets, working as an international financier, merchant banker and fund manager, respectively. Mr. Rouf advises and finances companies in many industries, including (though not limited to) software, semiconductors, blockchain, healthcare, medical devices, biotechnology, restaurant chains, apparel, cannabis, clean tech and advertising. By being located and working in the United States for more than 30 years, Mr. Rouf has a vast network and extensive ties to especially the US, but also to Europe and Asia. Since 2004, he has been the President of PacificWave Partners Inc., a California-based merchant bank.

Tom Glaesner Larsen— Member of our Board of Directors. Prior to joining EKIMAS Corporation, Mr. Larsen has for over +30 years worked as an accountant and management consultant, serving in various executive positions as CIO, CFO and/or CEO, at management consulting firms and at renewable energy companies, domestically and internationally. Since 2020, Mr. Larsen has been the CEO of Nordicus Partners A/S, a Denmark-based financial consultancy company. From 2017 until present Mr. Larsen also serves as the CEO of the management consultancy firm, GK Partners ApS, the accounting firm, Firm Management ApS, and the finance consultancy firm, Glaesner Holding ApS.

Christian Hill-Madsen—Chairman of our Board of Directors. Mr. Hill-Madsen joined the EKIMAS Corporation Board in January 2023. He has over 25 years of experience working as a headhunter dedicated to the Life Science Industry in the Nordics, mastering the fine art of finding the best candidates for the right job, in all aspects of the healthcare solution program from Headhunting and Recruitment, Salesforce Optimization, Assessment to Organizational Development, etc. He is the CEO of Life Science Power House ApS, a Denmark-based life science advisory and consultancy firm, since 2018. From 2013 to 2018 he was the Founder and CEO of the life science headhunting firm, Hill-Consult. Mr. Hill-Madsen is one of the few headhunters truly dedicated to the Life Science industry – from the single objective of wanting to be the best at what he does, working with his clients in the full employee life cycle to ensure that his clients always have the right person serving in the right position.

Bennett J. Yankowitz—Chief Financial Officer and Member of our Board of Directors. Mr. Yankowitz has more than 30 years of experience as a corporate attorney with leading law firms, specializing in securities, financial and merger and acquisition transactions, and has a background in financial analysis and real estate investment and development. He is of counsel to the law firm Shumaker Mallory LLP, and was previously of counsel to its predecessor firm Parker Shumaker Mills LLP. He was previously counsel to Kaye Scholer LLP and a partner of Heenan Blaikie and of Stroock & Stroock & Lavan LLP. From 2002 to 2014, he was a director of Proteus Energy Corporation, a California-based private oil and gas production and development company and was its Chief Executive Officer from 2008 to 2014. He is currently chief financial officer and a member of the board of directors of RocketFuel Blockchain, Inc. Mr. Yankowitz earned his B.A. degree in Mathematics from the University of California, Berkeley (1977), his J.D. degree from the University of Southern California (1980), where he was an editor of the Southern California Law Review, and his LL.M. degree (First Class Honours) from the University of Cambridge (1981), where he was an Evan Lewis-Thomas Scholar at Sidney Sussex College. He is a member of the California and New York bars.

Our Board has concluded that Mr. Yankowitz is an appropriate person to represent management on our Board of Directors given his position as our Chief Financial Officer, his professional credentials, and his understanding of corporate regulatory matters and merger and acquisition activities.

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Board Leadership Structure

On October 14, 2020, the Board appointed Mr. Michael F. Adams, our chief executive officer, to serve as the sole director. In connection with the First Closing of the Stock Purchase Agreement which we entered into with Reddington Partners LLC on October 12, 2021, Mr. Adams resigned as our chief executive officer and sole director, and Mr. Bennett J. Yankowitz was appointed as our chief executive officer and sole director.

Upon the consummation of the Contribution Agreement on February 23, 2023, Mr. Yankowitz resigned as our chief executive officer and became our chief financial officer. Mr. Rouf was appointed chief executive officer and Messrs. Larsen and Hill-Madsen were appointed directors.

Stockholder Communications with the Board of Directors

Pursuant to procedures set forth in our bylaws, our nominating committee will consider stockholder nominations for directors if we receive timely written notice, in proper form, of the intent to make a nomination at a meeting of stockholders. To be timely, the notice must be received within the time frame identified in our bylaws. To be in proper form, the notice must, among other matters, include each nominee’s written consent to serve as a director if elected, a description of all arrangements or understandings between the nominating stockholder and each nominee and information about the nominating stockholder and each nominee. These requirements are detailed in our bylaws, which were filed as Appendix D to our definitive proxy statement on Schedule 14A as filed with the SEC on August 30, 2007. A copy of our bylaws will be provided upon written request to the Chief Executive Officer at EKIMAS Corporation, 3651 Lindell Road, Suite D565, Las Vegas, Nevada 89103.

Code of Conduct and Ethics

We have adopted a Code of Ethics that allows for us to ensure that our disclosure controls and procedures remain effective. Our Code also defines the standard of conduct expected by our chief executive officer and director. A copy of our Code of Ethics will be furnished without charge to any person upon written request. Requests should be sent to: Chief Executive Officer, EKIMAS Corporation, 3651 Lindell Road, Suite D565, Las Vegas, Nevada 89103.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our securities to file reports of ownership and changes in ownership with the SEC. Based solely on a review of copies of such forms submitted to us, we believe that all persons subject to the requirements of Section 16(a) filed such reports on a timely basis in fiscal 2022.

Corporate Governance and Guidelines

Our Board of Directors has long believed that good corporate governance is important to ensure that we manage our company for the long-term benefit of stockholders. During the past year, our Board of Directors has continued to review our governance practices in light of the Sarbanes-Oxley Act of 2002 and recently revised SEC rules and regulations. We intend to implement internal corporate governance guidelines and practices when we have available resources to implement these guidelines and practices. Such guidelines and practices, when implemented, will be furnished without charge to any person upon written request. Requests should be sent to: Chief Executive Officer, EKIMAS Corporation, 3651 Lindell Road, Suite D565, Las Vegas, Nevada 89103.

Committees of the Board of Directors

We currently have no separate audit, compensation, or nominating committees. The entire Board oversees our (i) audits and auditing procedures; (ii) compensation philosophies and objectives, establishment of remuneration levels for our executive officer, and implementation of our incentive programs; and (iii) identification of individuals qualified to become Board members and recommendation to our shareholders of persons to be nominated for election as directors.

Code of Ethics

We have adopted a Code of Ethics that allows for us to establish a committee to ensure that our disclosure controls and procedures remain effective. Our Code also defines the standard of conduct expected by our officers, directors and key employees. A copy of our Code of Ethics and Business Conduct will be furnished without charge to any person upon written request. Requests should be sent to: Secretary, EKIMAS Corporation, Inc., 3651 Lindell Road, Suite D565, Las Vegas, Nevada 89103.

Audit Committee

We currently have no separate audit committee. The entire Board oversees our audits and auditing procedures.

Director Independence

We are not currently subject to listing requirements of any national securities exchange or inter-dealer quotation system which has requirements that a majority of the Board be “independent” and, as a result, we are not at this time required to have our Board comprised of a majority of “Independent Directors.” As of the date of this Report, none of our directors are considered to be independent.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides information concerning compensation for services rendered to us in all capacities for the fiscal years ended March 31, 2022 and 2021 by our named executive officer and former named executive officer.

Named Executive Officer	Fiscal Year	Salary ($)	Bonus ($)	Option Awards ($)	All Other Compensation ($)		Total ($)
Bennett J. Yankowitz President & Chief Executive Officer	2022	$-	$-	$-	$-	(1)	$-
	2021	-	-	-	-	(1)	-

Former Named Executive Officer
Michael F. Adams President & Chief Executive Officer	2022	$-	$-	$-	$12,000	(2)	$12,000
	2021	-	-	-	76,000	(2)	76,000

(1)	Effective October 12, 2021, Mr. Yankowitz was engaged as our chief executive officer on a consultative basis and received no compensation during the fiscal year ended March 31, 2022. On November 28, 2022 Mr. Yankowitz was granted a warrant to purchase 250,000 shares of our common stock at $1.00 per share.
(2)	Mr. Adams, our former chief executive officer, was a non-employee consultant and holder of less than 1.0% of our outstanding common stock as of March 31, 2022. During the fiscal years ended March 31, 2022 and 2021, Mr. Adams earned approximately $12,000 and $76,000, respectively, in consulting fees and was reimbursed $2,000 and approximately $29,000, respectively, for office expenses and car allowance.

Employment Agreements and Change in Control Provision

None

Outstanding Equity Awards at 2022 Fiscal Year-End

None.

2022 Option Exercises and Stock Vested

None

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Mr. Michael Adams, our former chief executive officer, was a non-employee consultant and holder of less than 1.0% of our outstanding common stock as of March 31, 2022. During the fiscal years ended March 31, 2022 and 2021, Mr. Adams earned approximately $12,000 and $76,000, respectively, in consulting fees and was reimbursed $2,000 and approximately $29,000, respectively, for office expenses and car allowance. As of March 31, 2022 and 2021, there was $0 and approximately $17,000, respectively, payable to Mr. Adams in consideration of his consulting services and reimbursable expenses and allowances. In connection with the First Closing of the Stock Purchase Agreement which we entered into with Reddington Partners LLC on October 12, 2021, Mr. Adams resigned as our chief executive officer and sole director, and Mr. Bennett J. Yankowitz was appointed as our chief executive officer and sole director.

During the fiscal year ended March 31, 2022, Mr. Yankowitz, our chief executive officer and sole director, was affiliated with legal counsel who provided us with general legal services (the “Affiliate”). We recorded legal fees paid to the Affiliate of approximately $12,000 for the fiscal year ended March 31, 2022. As of March 31, 2022 we had approximately $12,000 payable to the Affiliate. Mr. Yankowitz does not receive cash compensation for acting as our chief executive officer and sole director.

Independence of the Board of Directors

We are not currently subject to listing requirements of any national securities exchange or inter-dealer quotation system which has requirements that a majority of the Board be “independent” and, as a result, we are not at this time required to have our Board comprised of a majority of “Independent Directors.” Our Board is currently composed of our chief executive officer.

Board Attendance

The Board did not meet during the fiscal year ended March 31, 2022.

Committees of the Board of Directors

We currently have no separate audit, compensation, or nominating committees. The entire Board oversees our (i) audits and auditing procedures; (ii) compensation philosophies and objectives, establishment of remuneration levels for our executive officer, and implementation of our incentive programs; and (iii) identification of individuals qualified to become Board members and recommendation to our shareholders of persons to be nominated for election as directors.

Directors’ Compensation

We did not provide any Board compensation during the fiscal year ended March 31, 2022.

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MARKET PRICE OF AND DIVIDENDS ON COMMON EQUITY AND

RELATED STOCKHOLDER MATTERS

Our common stock is quoted on the OTC Market under the symbol “ASNB”. There is very limited trading of our common stock. The stock market in general has experienced extreme stock price fluctuations in the past few years. In some cases, these fluctuations have been unrelated to the operating performance of the affected companies. Many companies have experienced dramatic volatility in the market prices of their common stock. We believe that a number of factors, both within and outside our control, could cause the price of our common stock to fluctuate, perhaps substantially. Factors such as the following could have a significant adverse impact on the market price of our common stock:

●	Our ability to obtain additional financing and the terms thereof;

●	Our financial position and results of operations;

●	Any litigation against us;

●	Possible regulatory requirements on our business;

●	The issuance of new debt or equity securities pursuant to a future offering;

●	Changes in interest rates;

●	Competitive developments;

●	Variations and fluctuations in our operating results;

●	Change in financial estimates by securities analysts;

●	The depth and liquidity of the market for our common stock;

●	Investor perceptions of us; and

●	General economic and business conditions.

The following table sets forth the high and low bid quotations for our common stock for each of the last two fiscal years, as reported on the OTC Market. Quotations from the OTC Market reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions.

	Year Ended 2022
	High	Low
4th Quarter	$1.14	$0.85
3rd Quarter	$1.55	$1.05
2nd Quarter	$1.75	$1.18
1st Quarter	$3.00	$0.75

	Year Ended 2021
	High	Low
4th Quarter	$3.50	$0.90
3rd Quarter	$2.50	$0.73
2nd Quarter	$2.35	$0.78
1st Quarter	$3.25	$0.84

Dividend Policy

Our dividend policy is determined by our Board of Directors and depends upon a number of factors, including our financial condition and performance, its cash needs and expansion plans, income tax consequences, and the restrictions that applicable laws and any credit or other contractual arrangements may then impose. The Company has not paid any cash dividends on the common stock. We do not anticipate paying a cash dividend on our common stock in the foreseeable future.

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DESCRIPTION OF SECURITIES

The following description of our common stock and provisions of our articles of incorporation and our bylaws, each of which will be in effect prior to the completion of the Business Combination, are summaries and are qualified by reference to the articles of incorporation and the bylaws.

Our current authorized capital stock consists of 50,000,000 shares of common stock.

Common Stock

At any general meeting every shareholder who is present in person (or, in the case of a shareholder being a corporation, by its duly authorized representative) or by proxy will have one vote for each share held on all matters to be voted on by shareholders. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voted for the election of directors can elect all of the directors (provided, that, holders of at least 50% of the shares so voted can remove a director with or without cause).

In the event of a liquidation or winding up of the company, our shareholders are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision is made for each class of shares, if any, having preference over the Common Stock. Our shareholders have no preemptive or other subscription rights.

Dividends

Our shareholders are entitled to receive ratable dividends when, as and if declared by the board of directors out of legally available funds. Our dividend policy is determined by our Board of Directors and depends upon a number of factors, including our financial condition and performance, its cash needs and expansion plans, income tax consequences, and the restrictions that applicable laws and any credit or other contractual arrangements may then impose. We have not paid any cash dividends on our common stock and at the current time we do not anticipate paying a cash dividend on our common stock in the foreseeable future. We did not declare or pay any cash dividends on our common stock during the past two fiscal years.

LEGAL PROCEEDINGS

We are not a party to any legal proceedings.

There are no proceedings in which any of our directors, officers or any of their respective affiliates, or any beneficial shareholder of more than five percent of voting securities, is an adverse party or has a material interest adverse to the above-mentioned companies’ interest.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 145 of the General Corporation Law of the State of Delaware (“DGCL”) provides, generally, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (except actions by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation against all expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. A corporation may similarly indemnify such person for expenses actually and reasonably incurred by such person in connection with the defense or settlement of any action or suit by or in the right of the corporation, provided that such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, in the case of claims, issues and matters as to which such person shall have been adjudged liable to the corporation, provided that a court shall have determined, upon application, that, despite the adjudication of liability but in view of all of the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

Section 102(b)(7) of the DGCL provides, generally, that a certificate of incorporation may contain a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such provision may not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. No such provision may eliminate or limit the liability of a director for any act or omission occurring prior to the date when such provision became effective.

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Under Article SIXTH, Section B of the Company’s certificate of incorporation (the “Certificate of Incorporation”) and Article VII of the Company’s by-laws (the “By-Laws”), indemnification of directors and officers is provided for to the fullest extent permitted under the DGCL. Article SIXTH, Section A of the Certificate of Incorporation eliminates the liability of directors for monetary damages for breach of fiduciary duty as directors, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the GCL, or (iv) for any transaction from which the director derived an improper personal benefit. We currently do not maintain directors and officer’s liability insurance.

The foregoing summary of Section 145 of the DGCL, Articles SIXTH, Sections A and B of the Certificate of Incorporation and Article VII of the By-Laws is qualified in its entirety by reference to the relevant provisions of Section 145 and the relevant provisions of the Company’s Certificate of Incorporation and Bylaws.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained in Item 2.01 below relating to the Purchaser Common Stock issuable pursuant to the Contribution Agreement described therein is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

As a result of the Business Combination, Nordicus received 2,500,000 of our shares of common stock, representing 30.6% of the outstanding shares (16.7% on a fully diluted basis). In addition, at the closing of the Business Combination, shareholders of Nordicus were appointed to two out of the three positions on our board of directors and to the position of new chief executive officer. Accordingly, we believe that we experienced a change in control with Nordicus effectively acquiring control of us as a result of the Business Combination. The disclosure set forth in Item 2.01 to this Report is incorporated into this item by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Business Combination, on February 23, 2023, the Company appointed Henrik Rouf as our Chief Executive Officer, and Bennett J. Yankowitz resigned as our Chief Executive Officer and was appointed as our Chief Financial Officer.

The Company’s sole director also appointed Tom Glaesner Larsen and Christian Hill-Madsen as directors of the Company, which appointments shall take effect in accordance with Rule 14f-1. For a biographical summary of each of the incoming officers and directors, see “Item 2.01 – Directors, Executive Officers, Promoters and Control Persons – Biographies of Directors and Executive Officers.”

Item 5.06.	Change in Shell Company Status

The information in Items 1.01 and 2.01 above are incorporated herein by reference. Following the transactions described above, the Company is no longer considered a shell company, as that term is defined in Rule 12b-2 under the Exchange Act.

Item 8.01.	Other Events.

On March 1, 2023, the Company issued a press release announcing the closing of the Business Combination. This press release is attached as Exhibit 99.3 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

The following are filed as part of this Form 8-K:

(a)	Financial Statements of Business Acquired

In accordance with Item 9.01(a), the Company’s audited financial statements for the fiscal years ended June 30, 2022 and 2021 are filed as Exhibit 99.2 hereto.

(b)	Pro Forma Financial Information

In accordance with Item 9.01(b), unaudited pro forma condensed combined financial statements and the accompanying notes, are filed as Exhibit 99.3 hereto.

(d)	Exhibits

Exhibit				Filed or Furnished
Number	Exhibit Description	Form	Exhibit	Filing Date	Herewith
2.1	Contribution Agreement, dated February 23, 2023, by and among the Company, Nordicus, GK Partners ApS, Henrik Rouf and Life Science Power House ApS.				X
3.1	Certificate of Incorporation	14A	C	8/30/2007
3.2	Bylaws	14A	D	8/30/2007
3.3	2017 Non-qualified Equity Incentive Plan	8-K	10.37	8/22/2017
14.1	Code of Ethics				X
99.1	Audited financial statements of Nordicus for the fiscal years ended June 30, 2022 and December 31, 2021				X
99.2	Unaudited pro forma condensed combined financial statements of the EKIMAS Corporation and Nordicus.				X
99.3	Press Release, dated March 1, 2023, announcing the closing of the Business Combination.				X
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)				X

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SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 1, 2023	EKIMAS CORPORATION

	By:	/s/ Henrik Rouf
Henrik Rouf
Chief Executive Officer

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